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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                   --------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        MAY 27, 1998
                                                  ---------------------------


                       COMMODORE SEPARATION TECHNOLOGIES, INC.
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                (Exact name of registrant as specified in its charter)




DELAWARE                             0-22291                   11-3299195
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)


3240 TOWN POINT DRIVE, SUITE 200
KENNESAW, GEORGIA                                               30144
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (770) 422-1518
                                                   ----------------------


      -------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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                             CURRENT REPORT ON FORM 8-K

                      COMMODORE SEPARATION TECHNOLOGIES, INC.

                                    MAY 27, 1998


ITEM 5.  OTHER EVENTS.

     Commodore Separation Technologies, Inc. (the "Company") has announced that Kenneth J. Houle, President and Chief Operating Officer of the Company, passed away on May 26, 1998, in Atlanta, Georgia, at the age of 59, following an illness. Carl O. Magnell, Vice President--Technology & Sales of Commodore Applied Technologies, Inc. (the Company's parent), will serve as the Company's President and Chief Operating Officer for an interim period until such time as a suitable replacement is appointed by the Board of Directors of the Company. See the press release attached hereto as Exhibit 99.1 for additional information regarding the foregoing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

EXHIBIT NO.         DESCRIPTION

     99.1      Press Release, dated May 27, 1998, of the Company.



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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMODORE SEPARATION TECHNOLOGIES, INC.



Date:  May 27, 1998           By: /s/ Paul E. Hannesson
                                 ----------------------------------------
                                 Paul E. Hannesson, Chairman of the Board
                                        and Chief Executive Officer










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                                    EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1           Press Release, dated May 27, 1998, of the Company.